UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 2, 2004
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)
California	1-2609	94-323914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Market, Spear Tower, Suite 2400, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)
415-267-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)
California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)
(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The information included in this Current Report on Form 8-K, including the press release attached hereto, is being furnished, not filed, pursuant to Item 2.02 of Form 8-K.

On November 2, 2004, PG&E Corporation issued the press release attached hereto announcing its financial results and the financial results of its subsidiary, Pacific Gas and Electric Company, for the quarter ended September 30, 2004.

PG&E Corporation presents results and guidance on an “earnings from operations” basis in order to provide investors with a measure that reflects the underlying financial performance of the business and offers investors a basis on which to compare performance from one period to another, exclusive of items that, in management’s judgment, are not reflective of the normal course of operations.

Item 9.01 Financial Statements and Exhibits

Exhibits

The following exhibit is being furnished, and is not deemed to be filed:

Exhibit 99.  PG&E Corporation Press Release Dated November 2, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

By:	CHRISTOPHER P. JOHNS
Christopher P. Johns Senior Vice President and Controller
PACIFIC GAS AND ELECTRIC COMPANY

By:	DINYAR B. MISTRY
Dinyar B. Mistry Vice President and Controller

Dated:  November 2, 2004